Exhibit 99.1

DarkPulse Engages Keystone to Pursue Growth Opportunities

HOUSTON, TEXAS, March 1, 2023 -- (BUSINESS WIRE) DarkPulse, Inc. (OTC: DPLS) (“DarkPulse” or the “Company”), an emerging company which utilizes advanced technologies, including their patented dark-pulse BOTDA laser-based critical infrastructure monitoring systems, to create the foundational technology for the operation of Smart Cities, announced that it has engaged Keystone Global Holdings (“Keystone”), a full-service construction and infrastructure advisory firm providing financial and strategic advice, to assist DarkPulse in pursing growth opportunities.

Keystone has significant public and private relationships across the infrastructure and construction marketplace which includes successful partners, investors, entrepreneurs and companies. Keystone also has extensive experience providing various types of financial and strategic solutions to enable its clients to accelerate their growth plans.

“We are thrilled to engage Keystone to help us pursue significant business opportunities in the infrastructure sector,” said Dennis O’Leary, Founder & Chief Executive Officer of DarkPulse. “Keystone’s ability to provide strategic capital will also enable us to execute on the rapidly growing demand for our proprietary technologies and services with key government and commercial customers.”

About DarkPulse, Inc.

DarkPulse, Inc. (OTC: DPLS) is a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses allowing for advanced structural monitoring of infrastructure in Smart Cities. For more information, please visit www.darkpulse.com and follow DarkPulse on LinkedIn, Twitter and Facebook.

Facebook: DarkPulse, Inc.
Twitter: @DARKPULSE
LinkedIn: DarkPulse, Inc.

Further Information About DarkPulse Inc: www. DarkPulse.com

About Keystone Global

Keystone Global is a full-service construction and infrastructure advisory firm providing financial and strategic advice to clients.  Keystone Global team members have extensive experience managing and successfully executing various financial and strategic engagements across the sectors we serve.   Securities and other regulated services offered through KSG Advisors, LLC; doing business as Keystone Global.   Member FINRA/SIPC.

Further Information About Keystone Global: www.KeystoneGlobalAdvisors.com

Investor Relations

The Blueshirt Group
Greg McNiff

greg@blueshirtgroup.com

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Safe Harbor Statement

This news release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

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